UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23408

Clarion Partners Real Estate Income Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

CLARION PARTNERS

REAL ESTATE INCOME

FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund invests primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

II	Clarion Partners Real Estate Income Fund Inc.

Management discussion of fund performance

Dear Shareholder,

We are pleased to provide the annual report of Clarion Partners Real Estate Income Fund Inc. (the “Fund”) for the twelve-month reporting period ended December 31, 2023, highlighting a successful year amid a challenging investment environment and elevated interest rates. In 2023, we:

•	Raised and deployed approximately $200 million of capital;

•	Offered 5% of net asset value (“NAV”) in liquidity to investors each quarter and fulfilled 100% of requests, which averaged 1.47% of NAV;

•	Continued to de-lever our balance sheet, reducing our combined fund leverage (including non-consolidated subsidiaries) by 9.97%, from 15.33% to 13.80%;

•	Increased our investments in private real estate lending by 54.80%, from 17.20% to 26.62%; and

•	Delivered a total return of 1.88% and an average annualized monthly distribution of 6.43% to stockholders (Class I shares).

The Fund was launched in 2019 with the goal to provide individual investors access to Clarion Partners’ longstanding institutional platform via a simple, accessible, and transparent structure under the Investment Company Act of 1940, as amended. Today, the Fund has 25 private real estate investments with a gross asset value of $739 million. We have curated a diversified portfolio that has provided attractive income with growth through appreciation. The portfolio is diversified across target markets and more than 65% is invested in the Fund’s highest conviction sectors: industrial warehouse and residential housing. The Fund’s private real estate investments are guided by our thematic research and disciplined investment strategy, which focuses on identifying the macro themes driving performance across sectors, locations, and industries.

The U.S. economy was resilient in 2023, driven by the strength of consumer spending despite a variety of domestic and global headwinds. The U.S. labor market also remained historically tight. Nonetheless, we are cautious about the economic outlook over the next 12 months due to what we believe to be several significant potential market risks, including ongoing banking stress, additional geopolitical tensions, tighter lending conditions, higher financing costs, and declining household savings. We believe the Federal Reserve’s future interest rate policy will also continue to impact the outlook of the U.S. economy in the future.

In 2023, commercial real estate fundamentals remained generally healthy aside from traditional commodity office space, malls, and high-street retail, none of which exist in the Fund’s private real estate portfolio. Commercial real estate assets also underwent a broad-based repricing in 2023 driven by the elevated interest rate environment. The impact on the Fund’s investments was reflected in its daily share price via the Fund’s independent third-party valuation process. Over the course of the year, exit capitalization rates increased by 54

Clarion Partners Real Estate Income Fund Inc.	III

Management discussion of fund performance (cont’d)

basis points and discount rates increased by 56 basis points, resulting in a -3.7% decrease to the Fund’s private real estate equity values. Despite the value decline in the Fund’s private real estate equity investments, the Fund’s private real estate debt and publicly-traded real estate securities investments served to provide a helpful counterpoint in the rising rate environment and yielded strong risk-adjusted returns. Looking ahead, we believe the Fund’s private real estate equity investments are well-positioned with a current income yield of 5.25% at December 31, 2023, and that high-quality commercial real estate with stable income streams will continue to offer opportunities for relatively attractive yields and portfolio diversification benefits amidst global financial market volatility.

Taking advantage of market volatility, our flexible investment strategy led us to deliver a 1.88% return to our investors in 2023 and an annualized return of 9.95% since the Fund’s inception in 2019 (Class I shares). Additionally, the average annualized monthly distribution yield was 6.43% for Class I shares.

We delivered this value as the Fund proactively pivoted to increase lending activities, which achieved compelling risk-adjusted returns. The Fund also decreased borrowing activities, lowering portfolio risk amid the higher interest rate environment. At year-end, the consolidated portfolio level leverage was 1.09%, well within the strategic near-term target of 0% to 20%. The overall portfolio leverage ratio, inclusive of non-consolidated debt, was

13.80% at year-end.

The Fund was an active investor throughout the year, acquiring two private real estate equity investments and six private real estate debt investments, all focused on our highest conviction industrial and residential sectors. At year-end, private real estate debt investments comprised 26.62% of the Fund’s portfolio, and the Fund will look to continue to increase this allocation as compelling opportunities arise. Current macro risks and market dislocations may create further attractive acquisition and lending opportunities over the next 12 to 18 months.

We believe the Fund’s portfolio is well-positioned with the right assets, in the right markets, with the right capitalization. In addition, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.cprex.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from the portfolio managers, and

•	A host of educational resources.

As we look ahead to 2024, we thank you for your continued support of the Fund and look forward to helping you meet your financial goals.

IV	Clarion Partners Real Estate Income Fund Inc.

Management discussion of fund performance (cont’d)

Sincerely,

Richard H. Schaupp

Managing Director

Portfolio Manager

Janet Souk

Managing Director

Portfolio Manager

Brian Watkins

Managing Director

Portfolio Manager

Janis Mandarino

Senior Vice President

Portfolio Manager

Brent E. Jenkins

Managing Director

Portfolio Manager

Jane Trust, CFA

Chairman, President and Chief Executive Officer

Clarion Partners Real Estate Income Fund Inc.	V

Performance review

For the twelve months ended December 31, 2023, Class I shares of Clarion Partners Real Estate Income Fund Inc. returned 1.88%. The S&P 500 Indexi and the Bloomberg U.S. Aggregate Indexii, representative of the broader U.S. equity and fixed income markets, returned 26.29% and 5.53%, respectively, over the same time period.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness.

Performance Snapshot as of December 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Clarion Partners Real Estate Income Fund Inc.:
Class I	0.94%	1.88%
Class D	0.78%	1.48%
Class S	0.40%	0.82%
Class T	0.48%	0.90%
S&P 500 Index	8.04%	26.29%
Bloomberg U.S. Aggregate Index	3.37%	5.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. Class T shares are subject to a maximum front-end sales charge of 3.00% of the offering price. In addition, Class T shares are subject to a dealer manager fee of 0.50% of the offering price. Effective June 23, 2023, no sales load is paid with respect to purchases of Class S shares (prior to June 23, 2023, there was a maximum front-end sales charge of 3.50%). If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 28, 2023, the gross total annual fund operating expense ratios were as follows:

	Class I	Class D	Class S	Class T
Total annual operating expenses before expenses reimbursed	3.53%	3.99%	13.65%	4.46%
Total annual operating expenses after reimbursing expenses*	3.53%	3.97%	4.57%	4.46%

*	Included in the operating expense ratio of each class were property level expenses and interest payments on properties of 1.12% and 0.85%, respectively.

VI	Clarion Partners Real Estate Income Fund Inc.

Performance review (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.75% for Class I shares, 2.00% for Class D shares, 2.60% for Class S shares and 2.60% of Class T shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

The Fund’s investments are highly concentrated in real estate investments, and therefore will be subject to the risks typically associated with real estate, including but not limited to local, state, national or international economic conditions; including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends

Clarion Partners Real Estate Income Fund Inc.	VII

or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

VIII	Clarion Partners Real Estate Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	1

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class I	Class D	Class S	Class T
Twelve Months Ended 12/31/23	1.88%	1.48%	0.82%	0.90%
Inception* through 12/31/23	9.95	9.62	8.97	9.02

With sales charges[2]	Class I	Class D	Class S	Class T
Twelve Months Ended 12/31/23	1.88%	1.48%	-2.71%	-2.65%
Inception* through 12/31/23	9.95	9.62	8.06	8.11

Cumulative total returns
Without sales charges[1]
Class I (Inception date of 9/27/19 through 12/31/23)	49.78%
Class D (Inception date of 9/27/19 through 12/31/23)	47.90
Class S (Inception date of 9/27/19 through 12/31/23)	44.16
Class T (Inception date of 9/27/19 through 12/31/23)	44.45

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class S (prior to June 23, 2023) and Class T shares or a dealer manager fee with respect to Class T shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class S shares reflect the deduction of the maximum initial sales charge of 3.50% on purchases made prior to June 23, 2023. Effective June 23, 2023, no sales load is paid with respect to purchases of Class S shares. Class T shares reflect the deduction of the maximum initial sales charge of 3.00% and a dealer manager fee of 0.50%.

*	Inception dates for Class I, D, S and T shares are September 27, 2019, September 27, 2019, September 27, 2019 and September 27, 2019, respectively.

2	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Clarion Partners Real Estate Income Fund Inc. vs. S&P 500 Index and Bloomberg U.S. Aggregate Index† — September 27, 2019 - December 31, 2023

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Clarion Partners Real Estate Income Fund Inc. on September 27, 2019 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2023. The hypothetical illustration also assumes a $1,000,000 investment in the S&P 500 Index and the Bloomberg U.S. Aggregate Index (together, the “Indices”). The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Indices are unmanaged. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may differ from the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	3

Consolidated schedule of investments

December 31, 2023

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

				Value
Private Real Estate — 89.3%
Equity — 62.7%
Real Estate Investments — 51.1%
Industrial — 24.0%
100 Friars Boulevard, West Deptford, NJ				$27,500,000	(a)(b)
3828 Civic Center, Las Vegas, NV				8,100,000	(a)(b)
12000 East 56th Avenue, Denver, CO				12,900,000	(a)(b)
Chino Industrial Portfolio, Chino, CA				36,200,000	(a)(b)
Nordeast Business Center, Minneapolis, MN				17,098,899	(a)(c)
Rojas East Distribution Center, El Paso, TX				51,500,000	(a)(b)
Total Industrial				153,298,899
Life Science — 2.9%
55 Messina Drive, Braintree, MA				18,500,000	(a)(b)
Mixed-Use — 5.5%
Congress Commons, Austin, TX				35,300,000	(a)(b)
Office — 7.1%
The Sheds on Charlotte, Nashville, TN				45,200,000	(a)(b)
Residential — 11.6%
Anker Haus, Charlotte, NC				20,700,000	(a)(b)
Retreat at Weaverville, Weaverville, NC				53,100,000	(a)(b)
Total Residential				73,800,000
Total Real Estate Investments				326,098,899

			Stated Ownership %(d)
Investments in Non-Consolidated Joint Ventures — 11.6%
Industrial — 3.3%
456 Sullivan Avenue, South Windsor, CT			95.0%	21,261,913	(a)(e)
Life Science — 2.8%
Fusion Life Science HQ, Carlsbad, CA			85.0%	17,575,175	(a)(e)
Residential — 5.5%
Mosaic at Largo Station, Largo, MD			92.5%	35,022,608	(a)(e)
Total Investments in Non-Consolidated Joint Ventures				73,859,696
Total Equity (Cost — $392,865,510)				399,958,595

	Rate	Maturity Date	Face Amount
Real Estate Lending — 26.6%
Investments in Real Estate Loans — 23.1%
Mixed-Use — 2.8%
Aertson Midtown Mezzanine B Loan	9.140%	10/1/25	$18,000,000	18,000,000	(a)

See Notes to Consolidated Financial Statements.

4	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Investments in Real Estate Loans — continued
Office — 2.2%
Memphis Logistics Mezzanine Loan (SOFR + 6.464%, 6.614% floor)	11.822%	8/9/24	$14,000,000	$14,000,000	(a)(f)
Residential — 13.2%
Post District Mezzanine Loan (SOFR + 6.000%, 3.000% floor)	11.362%	11/11/25	16,422,885	16,422,885	(a)(f)
The Biltmore Mezzanine Loan (SOFR + 7.250%, 10.250% floor)	12.620%	4/11/26	40,874,013	40,874,013	(a)(f)
The Lodge Mezzanine Loan	7.400%	7/1/27	20,200,000	19,891,647	(a)
The Parker off Pearl Mezzanine Loan	7.400%	7/1/27	7,300,000	7,188,565	(a)
Total Residential				84,377,110
Retail — 4.9%
Southpark Meadows Mezzanine Loan	9.000%	11/10/27	31,000,000	31,000,000	(a)
Total Investments in Real Estate Loans (Cost — $147,796,900)				147,377,110
Preferred Equity — 2.6%
Residential — 2.6%
Avilla Enclave	10.125%	3/13/33	9,327,650	9,327,650	(a)
Avilla Suncoast (SOFR + 6.750%, 11.370% floor)	12.090%	3/29/33	7,557,861	7,557,861	(a)(f)
Total Preferred Equity (Cost — $16,885,511)				16,885,511
Senior Lending — 0.9%
Industrial — 0.9%
73rd and Washington Senior Loan (SOFR + 6.000%, 3.750% floor) (Cost — $5,728,125)	11.352%	6/1/26	5,728,125	5,728,125	(a)(f)
Total Real Estate Lending (Cost — $170,410,536)				169,990,746
Total Private Real Estate (Cost — $563,276,046)				569,949,341
Publicly-Traded Real Estate Securities — 11.9%
Collateralized Mortgage Obligations (g) — 10.7%
280 Park Avenue Mortgage Trust, 2017-280P E (1 mo. Term SOFR + 2.419%)	7.777%	9/15/34	2,130,000	1,924,597	(h)(i)
BANK, 2021-BN34 F	2.250%	6/15/63	850,000	336,729	(h)
BANK, 2021-BN35 H	1.660%	6/15/64	1,050,000	336,869	(h)(i)
BANK, 2021-BN35 K	1.660%	6/15/64	3,076,923	715,252	(h)(i)
BANK, 2022-BNK43 E	3.000%	8/15/55	1,000,000	491,522	(h)
BANK, 2022-BNK44 D	4.000%	11/15/32	590,000	345,657	(h)(i)
BANK, 2023-BNK46 D	4.000%	8/15/56	2,000,000	1,374,824	(h)
Bank of America Merrill Lynch Commercial Mortgage Trust, 2017-BNK3 E	4.491%	2/15/50	1,000,000	589,609	(h)(i)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	5

Consolidated schedule of investments (cont’d)

December 31, 2023

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (g) — continued
Benchmark Mortgage Trust, 2019-B12 WMA	4.246%	8/15/52	$1,000,000	$774,941	(h)(i)
Benchmark Mortgage Trust, 2023-V3 D	4.000%	7/15/56	450,000	332,519	(h)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	10.797%	2/15/39	500,000	478,738	(h)(i)
BPR Trust, 2022-OANA A (1 mo. Term SOFR + 1.898%)	7.260%	4/15/37	750,000	740,464	(h)(i)
BWAY Mortgage Trust, 2015-1740 E	3.824%	1/10/35	500,000	2,562	(h)(i)
BX Commercial Mortgage Trust, 2019-IMC G (1 mo. Term SOFR + 3.646%)	9.008%	4/15/34	1,869,000	1,831,561	(h)(i)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	9.468%	2/15/39	405,035	391,337	(h)(i)
BX Trust, 2021-SDMF F (1 mo. Term SOFR + 2.051%)	7.413%	9/15/34	479,601	447,170	(h)(i)
BXHPP Trust, 2021-FILM C (1 mo. Term SOFR + 1.214%)	6.576%	8/15/36	430,000	386,656	(h)(i)
CAFL Issuer LLC, 2023-RTL1 A2	9.300%	12/28/30	580,000	585,691	(h)
Citigroup Commercial Mortgage Trust, 2013-375P B	3.518%	5/10/35	980,000	908,436	(h)(i)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	2,000,000	1,626,272	(h)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	2,100,000	828,901
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	1,500,000	1,132,410	(h)
Citigroup Mortgage Loan Trust, 2022-A A1, Step bond (6.170% to 8/25/25, 9.170% to 8/25/26 then 10.170%)	6.170%	9/25/62	678,335	681,499	(h)
COLT Mortgage Loan Trust, 2022-2 B1	3.953%	2/25/67	500,000	376,391	(h)(i)
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.351%	8/15/48	250,000	188,895	(i)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	420,000	163,858	(h)
CSMC Trust, 2020-FACT E (1 mo. Term SOFR + 5.226%)	10.588%	10/15/37	1,500,000	1,347,966	(h)(i)
Eagle RE Ltd., 2023-1 M1B (30 Day Average SOFR + 3.950%)	9.287%	9/26/33	1,000,000	1,006,620	(h)(i)
Eagle RE Ltd., 2023-1 M2 (30 Day Average SOFR + 5.200%)	10.537%	9/26/33	420,000	421,577	(h)(i)
Ellington Financial Mortgage Trust, 2020-2 B2	4.804%	10/25/65	500,000	421,931	(h)(i)
Ellington Financial Mortgage Trust, 2022-1 B1	3.875%	1/25/67	750,000	501,010	(h)(i)

See Notes to Consolidated Financial Statements.

6	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (g) — continued
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. Term SOFR + 0.815%)	6.177%	11/15/38	$249,709	$245,254	(h)(i)
Extended Stay America Trust, 2021-ESH A (1 mo. Term SOFR + 1.194%)	6.556%	7/15/38	466,720	462,760	(h)(i)
FARM Mortgage Trust, 2021-1 B	3.240%	7/25/51	170,293	124,008	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2019-HQA4 B2 (30 Day Average SOFR + 6.714%)	12.052%	11/25/49	710,000	763,567	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	11.587%	10/25/33	725,000	821,969	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.837%	1/25/34	1,500,000	1,597,799	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.837%	10/25/41	750,000	790,030	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 BXS	12.415%	9/25/60	747,033	526,290	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 BXS, IO	2.727%	11/25/61	1,725,979	521,442	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 B (30 Day Average SOFR + 9.464%)	14.802%	4/25/28	1,227,023	1,345,634	(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 B (30 Day Average SOFR + 10.114%)	15.452%	7/25/28	512,447	567,075	(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.116%	9/25/47	154,951	102,807	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B2 (30 Day Average SOFR + 8.264%)	13.602%	7/25/49	750,000	847,052	(h)(i)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	7

Consolidated schedule of investments (cont’d)

December 31, 2023

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (g) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-FTR4 B2 (30 Day Average SOFR + 5.114%)	10.452%	11/25/47	$750,000	$758,723	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-HQA3 B2 (30 Day Average SOFR + 7.614%)	12.952%	9/25/49	340,000	372,719	(h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1B (30 Day Average SOFR + 11.864%)	17.202%	10/25/28	992,037	1,167,242	(h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (30 Day Average SOFR + 10.364%)	15.702%	1/25/29	247,100	284,051	(h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1B1 (30 Day Average SOFR + 3.864%)	9.202%	3/25/31	350,000	375,559	(h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (30 Day Average SOFR + 3.364%)	8.702%	1/25/40	140,000	141,822	(h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	8.437%	10/25/41	500,000	504,937	(h)(i)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	11.731%	7/25/31	1,221,445	1,215,580	(h)(i)
GS Mortgage Securities Corp. Trust, 2018-3PCK B (1 mo. Term SOFR + 2.864%)	8.226%	9/15/31	575,000	562,924	(h)(i)
GS Mortgage Securities Corp. Trust, 2018-HULA G (1 mo. Term SOFR + 3.703%)	9.073%	7/15/25	1,829,545	1,746,770	(h)(i)
GS Mortgage Securities Corp. Trust, 2018-SRP5 C (1 mo. Term SOFR + 4.364%)	9.726%	9/15/31	511,828	109,583	(h)(i)
GS Mortgage Securities Trust, 2015-GC28, D	4.306%	2/10/48	500,000	442,874	(h)(i)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	1,630,000	1,136,794
GS Mortgage Securities Trust, 2015-GC32 D	3.345%	7/10/48	1,500,000	1,235,436
Hawaii Hotel Trust, 2019-MAUI F (1 mo. Term SOFR + 2.797%)	8.159%	5/15/38	400,000	385,848	(h)(i)
HIT Trust, 2022-HI32 G (1 mo. Term SOFR + 7.228%)	12.589%	7/15/24	969,139	961,766	(h)(i)
Home RE Ltd., 2023-1 M2 (30 Day Average SOFR + 6.000%)	11.321%	10/25/33	500,000	507,390	(h)(i)

See Notes to Consolidated Financial Statements.

8	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (g) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-JP1 D	4.223%	1/15/49	$1,500,000	$1,161,539	(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (PRIME + 0.964%)	9.464%	10/15/32	86,883	86,831	(h)(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. Term SOFR + 4.614%)	10.226%	12/15/36	175,000	9,979	(h)(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. Term SOFR + 7.114%)	12.726%	12/15/36	175,000	6,334	(h)(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. Term SOFR + 4.379%)	9.741%	11/15/38	500,000	476,155	(h)(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. Term SOFR + 7.364%)	12.726%	6/15/26	500,000	387,153	(h)(i)
Med Trust, 2021-MDLN G (1 mo. Term SOFR + 5.364%)	10.726%	11/15/38	1,890,925	1,816,514	(h)(i)
MIC Trust, 2023-MIC B	9.532%	12/5/38	500,000	529,222	(h)(i)
Morgan Stanley Capital Trust, 2016-BNK2 B	3.485%	11/15/49	500,000	373,273
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	1,600,000	959,126	(h)(i)
MSWF Commercial Mortgage Trust, 2023-2 D	4.000%	12/15/56	950,000	589,254	(h)
MTN Commercial Mortgage Trust, 2022-LPFL F (1 mo. Term SOFR + 5.285%)	10.655%	3/15/39	500,000	466,689	(h)(i)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.820%	1/15/39	3,000,000	2,387,929	(h)(i)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.555%	3/15/35	1,596,863	1,586,715	(h)(i)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	10.490%	3/15/39	2,000,000	1,921,829	(h)(i)
New Residential Mortgage Loan Trust, 2022- NQM4 A3	5.000%	6/25/62	875,106	833,410	(h)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. Term SOFR + 5.364%)	10.720%	5/25/55	281,667	282,232	(h)(i)
NYMT Loan Trust, 2022-SP1 A1, Step bond (5.250% to 7/1/25, 8.250% to 7/1/26 then 9.250%)	5.250%	7/25/62	883,437	864,890	(h)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	9

Consolidated schedule of investments (cont’d)

December 31, 2023

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (g) — continued
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	$105,591	$82,325	(h)(i)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	750,000	549,004	(h)(i)
OBX Trust, 2022-NQM7 A3	5.700%	8/25/62	516,233	509,512	(h)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. Term SOFR + 3.864%)	9.221%	5/30/25	237,644	238,020	(h)(i)
PMT Credit Risk Transfer Trust, 2019-3R A (30 Day Average SOFR + 3.814%)	9.153%	11/27/31	146,750	147,100	(h)(i)
PRKCM Trust, 2023-AFC1 A3	7.304%	2/25/58	402,531	402,116	(h)
PRKCM Trust, 2023-AFC1 M1	7.634%	2/25/58	430,000	416,914	(h)(i)
PRKCM Trust, 2023-AFC3 A3	7.088%	9/25/58	970,566	986,475	(h)
RIAL Issuer Ltd., 2022-FL8 E (1 mo. Term SOFR + 5.500%)	10.858%	1/19/37	500,000	458,590	(h)(i)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	12.862%	2/15/39	556,635	415,911	(h)(i)
SMRT, 2022-MINI E (1 mo. Term SOFR + 2.700%)	8.062%	1/15/39	1,650,000	1,555,551	(h)(i)
Starwood Mortgage Residential Trust, 2020-3 B1	4.750%	4/25/65	590,000	522,593	(h)(i)
UBS Commercial Mortgage Trust, 2018-C15 C	5.140%	12/15/51	650,000	539,401	(i)
UBS Commercial Mortgage Trust, 2018-C15 D	5.140%	12/15/51	570,000	381,664	(h)(i)
Verus Securitization Trust, 2020-2 B1	5.360%	5/25/60	750,000	710,668	(h)(i)
Verus Securitization Trust, 2020-5 B1	3.707%	5/25/65	500,000	420,185	(h)(i)
Wells Fargo Commercial Mortgage Trust, 2015-C28 D	4.080%	5/15/48	1,500,000	1,159,504	(i)
Wells Fargo Commercial Mortgage Trust, 2017-C42 D	2.800%	12/15/50	1,500,000	915,616	(h)(i)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.454%	12/15/39	750,000	492,228	(h)(i)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	4.928%	12/15/39	500,000	371,378	(h)(i)
Total Collateralized Mortgage Obligations (Cost — $71,717,569)				68,331,998
Asset-Backed Securities — 0.9%
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1	4.264%	9/25/33	220,596	198,863	(i)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	287,595	(h)(i)
Cascade MH Asset Trust, 2021-MH1 B2	5.573%	2/25/46	500,000	415,852	(h)
Cascade MH Asset Trust, 2021-MH1 B3	7.711%	2/25/46	500,000	397,345	(h)(i)
First Franklin Mortgage Loan Trust, 2006-FF15 A5 (1 mo. Term SOFR + 0.274%)	5.630%	11/25/36	67,972	66,739	(i)

See Notes to Consolidated Financial Statements.

10	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
FS Rialto Issuer LLC, 2022-FL5 E (1 mo. Term SOFR + 5.415%)	10.770%	6/19/37	$650,000	$619,531	(h)(i)
Home Partners of America Trust, 2021-2 F	3.799%	12/17/26	481,120	421,223	(h)
KREF Ltd., 2021-FL2 C (1 mo. Term SOFR + 2.114%)	7.476%	2/15/39	928,500	853,507	(h)(i)
MF1 LLC, 2022-FL10 E (1 mo. Term SOFR + 6.229%)	11.585%	9/17/37	1,500,000	1,501,613	(h)(i)
MF1 Ltd., 2020-FL4 A (1 mo. Term SOFR + 1.814%)	7.176%	11/15/35	439,732	438,960	(h)(i)
TRTX Issuer Ltd., 2022-FL5 E (30 Day Average SOFR + 4.350%)	9.688%	2/15/39	500,000	426,720	(h)(i)
Total Asset-Backed Securities (Cost — $5,921,210)				5,627,948
Convertible Bonds & Notes — 0.2%
Financials — 0.2%
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
PennyMac Corp., Senior Notes	5.500%	3/15/26	380,000	351,994
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	710,000	656,750
Total Convertible Bonds & Notes (Cost — $999,810)				1,008,744
Corporate Bonds & Notes — 0.1%
Consumer Discretionary — 0.0%††
Hotels, Restaurants & Leisure — 0.0%††
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	400,000	376,368	(h)
Real Estate — 0.1%
Hotel & Resort REITs — 0.1%
Service Properties Trust, Senior Secured Notes	8.625%	11/15/31	570,000	597,510	(h)
Total Corporate Bonds & Notes (Cost — $923,657)				973,878
Total Publicly-Traded Real Estate Securities (Cost — $79,562,246)				75,942,568
Total Investments before Short-Term Investments (Cost — $642,838,292)				645,891,909

			Shares
Short-Term Investments — 0.5%
Dreyfus Government Cash Management, Institutional Shares (Cost — $3,405,298)	5.258%		3,405,298	3,405,298	(j)
Total Investments — 101.7% (Cost — $646,243,590)				649,297,207
Other Liabilities in Excess of Other Assets — (1.7)%				(10,991,321)
Total Net Assets Applicable to Common Shareholders — 100.0%				$638,305,886

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	11

Consolidated schedule of investments (cont’d)

December 31, 2023

Clarion Partners Real Estate Income Fund Inc.

††	Represents less than 0.1%.

(a)	Investment is valued using significant unobservable inputs (Note 1).

(b)	Property is pledged as collateral pursuant to the loan agreement (Note 6).

(c)	Investment is fair valued in accordance with procedures approved by the Board of Directors (Note 1).

(d)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2023, the total market value of investments in Affiliated Companies was $73,859,696 and the cost was $67,406,206 (Note 13).

(f)	Floating rate investment. Interest rate disclosed is as of the most recent information available.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

IO	— Interest Only

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

At December 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	3/24	$848,549	$870,188	$(21,639)

See Notes to Consolidated Financial Statements.

12	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Consolidated statement of assets and liabilities

December 31, 2023

Assets:
Investments, at value (Cost — $646,243,590)	$649,297,207
Cash	2,700,629
Interest and dividends receivable	1,549,837
Receivable for Fund shares sold	775,078
Deferred loan financing costs	242,997
Deposits with brokers for open futures contracts	18,009
Other receivables	2,404,169
Prepaid expenses	406,500
Total Assets	657,394,426

Liabilities:
Loan payable (Note 6)	7,000,000
Distributions payable to Common Shareholders	2,391,482
Prepaid rent received	2,133,983
Deferred origination fees	1,659,571
Real estate taxes and insurance payable	1,638,957
Tenant security deposits	973,192
Investment management fee payable	681,549
Interest and commitment fee payable	253,581
Service and/or distribution fees payable	86,512
Directors’ fees payable	12,310
Payable to brokers — net variation margin on open futures contracts	688
Accrued expenses and accounts payable	2,256,715
Total Liabilities	19,088,540
Total Net Assets Applicable to Common Shareholders	$638,305,886

Net Assets Applicable to Common Shareholders:
Common stock par value (Note 11)	$53,993
Paid-in capital in excess of par value	607,308,454
Total distributable earnings (loss), net of income taxes	30,943,439
Total Net Assets Applicable to Common Shareholders	$638,305,886

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	13

Consolidated statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class I	$503,584,399
Class D	$18,753,237
Class S	$8,490,370
Class T	$107,477,880

Common Shares Outstanding:
Class I	42,584,450
Class D	1,586,756
Class S	718,105
Class T	9,103,807

Net Asset Value Per Common Share:
Class I	$11.83
Class D	$11.82
Class S	$11.82
Class T	$11.81

Maximum Public Offering Price Per Share:
Class T (based on maximum initial sales charge of 3.00% and dealer manager fee of 0.50%)	$12.24

See Notes to Consolidated Financial Statements.

14	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Consolidated statement of operations

For the Year Ended December 31, 2023

Investment Income:
Rental income	$20,030,074
Interest – private real estate	14,269,817
Interest – real estate securities	6,541,165
Dividends from non-consolidated joint ventures and investments	5,057,641
Total Investment Income	45,898,697

Expenses:
Fund Operating Expenses
Investment management fee (Note 2)	7,279,450
Interest expense (Note 6)	1,241,008
Service and/or distribution fees (Notes 2 and 9)	950,847
Amortization of deferred loan financing costs	838,947
Transfer agent fees (Note 9)	749,129
Legal fees	399,177
Audit and tax fees	377,800
Commitment fees (Note 6)	270,310
Directors’ fees	173,638
Fees recaptured by investment manager (Note 2)	95,632
Other fund operating expenses	552,192
Total Fund Operating Expenses	12,928,130

Private Real Estate Expenses
Real estate taxes and insurance	3,023,497
Real estate operating expenses	2,371,216
Real estate investment administration fees	469,368
Franchise taxes	122,718
Other private real estate expenses	267,165
Total Private Real Estate Expenses	6,253,964
Total Expenses	19,182,094
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(21,438)
Net Expenses	19,160,656
Net Investment Income	26,738,041

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 5):
Net Realized Gain From:
Investment transactions	85,867
Futures contracts	32,916
Net Realized Gain	118,783

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	15

Consolidated statement of operations (cont’d)

For the Year Ended December 31, 2023

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	949,783
Investments in non-consolidated joint ventures	(10,789,964)
Investments in real estate loans	(419,790)
Real estate investments	(7,697,240)
Futures contracts	(23,723)
Change in Net Unrealized Appreciation (Depreciation)	(17,980,934)
Net Loss on Investments and Futures Contracts	(17,862,151)
Net Increase in Net Assets From Operations	8,875,890
Net Increase in Net Assets Applicable to Common Shareholders From Operations	$8,875,890

See Notes to Consolidated Financial Statements.

16	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2023		2022

Operations:
Net investment income, net of income taxes	$26,738,041		$16,548,949
Net realized gain	118,783		87,408
Change in net unrealized appreciation (depreciation)	(17,980,934)		1,270,292
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—		(14,627)
Increase in Net Assets Applicable to Common Shareholders From Operations	8,875,890		17,892,022

Distributions to Common Shareholders From (Notes 1 and 10):
Total distributable earnings	(11,521,302)		(7,719,103)
Return of capital	(25,117,544)		(10,480,999)
Decrease in Net Assets From Distributions to Common Shareholders	(36,638,846)		(18,200,102)

Fund Share Transactions (Note 11):
Net proceeds from sale of shares	186,637,346	†	336,700,493
Reinvestment of distributions	10,679,292		3,481,096
Cost of shares repurchased through tender offer (Note 12)	(34,079,571)		(1,998,404)
Redemption fees (Note 1(j))	1,651		25,092
Cost of shares exchanged	(22,202,849)		—
Increase in Net Assets From Fund Share Transactions	141,035,869		338,208,277
Increase in Net Assets Applicable to Common Shareholders	113,272,913		337,900,197

Net Assets Applicable to Common Shareholders:
Beginning of year	525,032,973		187,132,776
End of year	$638,305,886		$525,032,973

†	Amount shown includes exchanges of $22,202,849.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	17

Consolidated statement of cash flows

For the Year Ended December 31, 2023

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$8,875,890
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of real estate and portfolio securities	(190,133,915)
Sales of portfolio securities	20,748,765
Net purchases, sales and maturities of short-term investments	30,761,924
Net amortization of premium (accretion of discount)	(569,453)
Amortization of deferred loan financing costs	838,947
Increase in interest and dividends receivable	(584,985)
Increase in prepaid expenses	(300,778)
Increase in other receivables	(1,824,121)
Decrease in receivable from investment manager	23,093
Decrease in receivable from brokers — net variation margin on open futures contracts	688
Decrease in receivable from affiliate	934,875
Increase in payable to investment manager	681,549
Increase in deferred origination fees	723,782
Decrease in Directors’ fees payable	(6,997)
Increase in interest and commitment fee payable	172,448
Increase in tenant security deposits	84,941
Increase in accrued expenses and accounts payable	691,852
Increase in payable to brokers — net variation margin on futures contracts	688
Decrease in deferred tax liability	(934,875)
Increase in service and/or distribution fees payable	12,639
Increase in real estate taxes and insurance payable	169,814
Increase in prepaid rent received	1,305,624
Net realized gain on investments	(85,867)
Change in net unrealized appreciation (depreciation) of investments	17,957,211
Net Cash Used in Operating Activities*	(110,456,261)

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(25,314,666)
Proceeds from loan facility borrowings	137,950,000
Repayment of loan facility borrowings	(130,950,000)
Proceeds from sale of shares (net of receivable for Fund shares sold)	164,162,169
Loan financing costs paid	(263,825)
Payment for shares repurchased through tender offer (net of redemption fees)	(34,077,920)
Net Cash Provided by Financing Activities	111,505,758
Net Increase in Cash and Restricted Cash	1,049,497
Cash and restricted cash at beginning of year	1,669,141
Cash and restricted cash at end of year	$2,718,638

*	Included in operating expenses is $1,338,870 paid for interest and commitment fees on borrowings and $2,983,588 paid for taxes.

See Notes to Consolidated Financial Statements.

18	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

December 31, 2023
Cash	$2,700,629
Restricted cash	18,009
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$2,718,638

   Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. These are separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$10,679,292

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	19

Consolidated financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2023	2022		2021		2020		2019[2]

Net asset value, beginning of year	$12.38	$12.08		$10.18		$9.99		$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.58	0.61		0.59		0.61		0.16
Net realized and unrealized gain (loss)	(0.35)	0.34		1.88		0.08		0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	(0.00)	[3]	(0.00)	[3]	(0.00)	[3]	—
Total income from operations	0.23	0.95		2.47		0.69		0.17

Less distributions to common shareholders from:
Net investment income	(0.24)	(0.27)		(0.24)		(0.50)		(0.18)
Net realized gains	(0.00) [3]	(0.00)	[3]	(0.01)		—		—
Return of capital	(0.54)	(0.38)		(0.32)		—		—
Total distributions to common shareholders	(0.78)	(0.65)		(0.57)		(0.50)		(0.18)

Net asset value, end of year	$11.83	$12.38		$12.08		$10.18		$9.99
Total return[4]	1.88%	7.83%		25.04%		7.22%		1.69%

Net assets applicable to common shareholders, end of year (000s)	$503,584	$405,094		$145,940		$45,356		$21,386

Ratios to average net assets:
Gross expenses	3.10%	3.40%[5,6]		6.06%[6,7]		7.79%[6]		15.08%[8]
Net expenses[9]	3.10	2.15	[5,6,10]	4.71	[6,7,10]	2.39	[6,10]	2.57 [8,10]
Net investment income, net of income taxes	4.79	4.87	[6]	5.32	[6,7]	6.18	[6]	6.17 [8]

Portfolio turnover rate	4%	1%		16%		8%		2%

See Notes to Consolidated Financial Statements.

20	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2023	2022	2021	2020	2019[2]

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$7,000	—	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[11]	9,219%	—	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[11]	$92,187	—	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$25,672	$49,119	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.67%	2.50%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[12]	—	—	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[12]	—	—	$4,543	$6,391	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[7]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[12]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	21

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class D Shares[1]	2023	2022		2021		2020		2019[2]

Net asset value, beginning of year	$12.37	$12.07		$10.18		$9.99		$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.52	0.57		0.51		0.63		0.15
Net realized and unrealized gain (loss)	(0.34)	0.35		1.92		0.03		0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	(0.00)	[3]	(0.00)	[3]	(0.00)	[3]	—
Total income from operations	0.18	0.92		2.43		0.66		0.16

Less distributions to common shareholders from:
Net investment income	(0.23)	(0.25)		(0.22)		(0.47)		(0.17)
Net realized gains	(0.00) [3]	(0.00)	[3]	(0.01)		—		—
Return of capital	(0.50)	(0.37)		(0.31)		—		—
Total distributions to common shareholders	(0.73)	(0.62)		(0.54)		(0.47)		(0.17)

Net asset value, end of year	$11.82	$12.37		$12.07		$10.18		$9.99
Total return[4]	1.48%	7.65%		24.46%		7.04%		1.62%

Net assets applicable to common shareholders, end of year (000s)	$18,753	$25,232		$5,637		$74		$51

Ratios to average net assets:
Gross expenses	3.58%	3.90%[5]		8.91%[5,6]		28.35%[5]		228.69%[7]
Net expenses[8,9]	3.48	2.40	[5]	5.02	[5,6]	2.55	[5]	2.80 [7]
Net investment income, net of income taxes	4.30	4.58	[5]	4.48	[5,6]	6.28	[5]	5.94 [7]

Portfolio turnover rate	4%	1%		16%		8%		2%

See Notes to Consolidated Financial Statements.

22	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class D Shares[1]	2023	2022	2021	2020	2019[2]

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$7,000	—	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	9,219%	—	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$92,187	—	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$25,672	$49,119	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.67%	2.50%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	—	—	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	—	—	$4,543	$6,391	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[6]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	23

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class S Shares[1]	2023	2022		2021		2020		2019[2]

Net asset value, beginning of year	$12.39	$12.09		$10.19		$9.99		$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.51	0.47		0.51		0.54		0.14
Net realized and unrealized gain (loss)	(0.41)	0.37		1.86		0.07		0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	(0.00)	[3]	(0.00)	[3]	(0.00)	[3]	—
Total income from operations	0.10	0.84		2.37		0.61		0.15

Less distributions to common shareholders from:
Net investment income	(0.21)	(0.23)		(0.20)		(0.41)		(0.16)
Net realized gains	(0.00) [3]	(0.00)	[3]	(0.01)		—		—
Return of capital	(0.46)	(0.31)		(0.26)		—		—
Total distributions to common shareholders	(0.67)	(0.54)		(0.47)		(0.41)		(0.16)

Net asset value, end of year	$11.82	$12.39		$12.09		$10.19		$9.99
Total return[4]	0.82%	6.97%		23.86%		6.36%		1.47%

Net assets applicable to common shareholders, end of year (000s)	$8,490	$65		$63		$53		$51

Ratios to average net assets:
Gross expenses	4.11%	28.21%[5]		51.72%[5,6]		57.33%[5]		260.63%[7]
Net expenses[8,9]	4.02	3.11	[5]	5.53	[5,6]	3.21	[5]	3.39 [7]
Net investment income, net of income taxes	4.34	3.72	[5]	4.66	[5,6]	5.46	[5]	5.34 [7]

Portfolio turnover rate	4%	1%		16%		8%		2%

See Notes to Consolidated Financial Statements.

24	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class S Shares[1]	2023	2022	2021	2020	2019[2]

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$7,000	—	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	9,219%	—	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$92,187	—	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$25,672	$49,119	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.67%	2.50%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	—	—	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	—	—	$4,543	$6,391	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]

Performance figures, exclusive of sales charges that were in effect prior to June 23, 2023, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[6]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class S shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	25

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class T Shares[1]	2023	2022		2021		2020		2019[2]

Net asset value, beginning of year	$12.36	$12.07		$10.18		$9.99		$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.46	0.50		0.49		0.49		0.14
Net realized and unrealized gain (loss)	(0.35)	0.33		1.88		0.14		0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	(0.00)	[3]	(0.00)	[3]	(0.00)	[3]	—
Total income from operations	0.11	0.83		2.37		0.63		0.15

Less distributions to common shareholders from:
Net investment income	(0.21)	(0.22)		(0.20)		(0.44)		(0.16)
Net realized gains	(0.00) [3]	(0.00)	[3]	(0.01)		—		—
Return of capital	(0.45)	(0.32)		(0.27)		—		—
Total distributions to common shareholders	(0.66)	(0.54)		(0.48)		(0.44)		(0.16)

Net asset value, end of year	$11.81	$12.36		$12.07		$10.18		$9.99
Total return[4]	0.90%	6.95%		23.97%		6.41%		1.47%

Net assets applicable to common shareholders, end of year (000s)	$107,478	$94,642		$35,493		$9,642		$51

Ratios to average net assets:
Gross expenses	4.08%[5]	4.30%[6]		7.52%[6,7]		10.72%[6]		260.63%[8]
Net expenses[9]	4.08 [5]	3.04	[6,10]	5.56	[6,7,10]	3.43	[6,10]	3.39 [8,10]
Net investment income, net of income taxes	3.79	4.02	[6]	4.45	[6,7]	4.99	[6]	5.34 [8]

Portfolio turnover rate	4%	1%		16%		8%		2%

See Notes to Consolidated Financial Statements.

26	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class T Shares[1]	2023	2022	2021	2020	2019[2]

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$7,000	—	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[11]	9,219%	—	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[11]	$92,187	—	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$25,672	$49,119	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.67%	2.50%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[12]	—	—	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[12]	—	—	$4,543	$6,391	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]

Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[7]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class T shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[12]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	27

Notes to consolidated financial statements

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, each SPV is wholly-owned by the Fund and these financial statements are consolidated financial statements of the Fund and each SPV. All intercompany transactions have been eliminated in consolidation. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of private real estate lending investments are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The

28	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	29

Notes to consolidated financial statements (cont’d)

described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

30	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio investment that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	31

Notes to consolidated financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Real Estate Investments	—	—	$326,098,899	$326,098,899
Investments in Non-Consolidated Joint Ventures	—	—	73,859,696	73,859,696
Investments in Real Estate Loans	—	—	147,377,110	147,377,110
Preferred Equity	—	—	16,885,511	16,885,511
Senior Lending	—	—	5,728,125	5,728,125
Collateralized Mortgage Obligations	—	$68,331,998	—	68,331,998
Asset-Backed Securities	—	5,627,948	—	5,627,948
Convertible Bonds & Notes	—	1,008,744	—	1,008,744
Corporate Bonds & Notes	—	973,878	—	973,878
Total Long-Term Investments	—	75,942,568	569,949,341	645,891,909
Short-Term Investments†	$3,405,298	—	—	3,405,298
Total Investments	$3,405,298	$75,942,568	$569,949,341	$649,297,207

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$21,639	—	—	$21,639

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2022	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$262,300,000	—	—	$(7,697,240)	$71,496,139
Investments in Non-Consolidated Joint Ventures	83,419,376	—	—	(10,789,964)	1,230,284
Investments in Real Estate Loans	90,500,000	—	—	(419,790)	57,296,900

32	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Investments	Balance as of December 31, 2022	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Preferred Equity	—	—	—	—	$16,885,511
Senior Lending	—	—	—	—	5,728,125
Total	$436,219,376	—	—	$(18,906,994)	$152,636,959

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2023	Net change in unrealized appreciation (depreciation) for investments still held at December 31, 2023[1]
Real Estate Investments	—	—	—	$326,098,899	$(7,697,240)
Investments in Non- Consolidated Joint Ventures	—	—	—	73,859,696	(10,789,964)
Investments in Real Estate Loans	—	—	—	147,377,110	(419,790)
Preferred Equity	—	—	—	16,885,511	—
Senior Lending	—	—	—	5,728,125	—
Total	—	—	—	$569,949,341	$(18,906,994)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/23 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments:
Industrial	$136,200	Discounted cash flow	Discount rate	6.50% to 8.00%	Decrease
			Exit capitalization rate	5.00% to 6.25%	Decrease
Life Science	$18,500	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	5.15%	Decrease
Mixed-Use	$35,300	Discounted cash flow	Discount rate	7.25%	Decrease
			Exit capitalization rate	6.00%	Decrease

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	33

Notes to consolidated financial statements (cont’d)

	Fair Value at 12/31/23 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments: (cont’d)
Office	$45,200	Discounted cash flow	Discount rate	7.25%	Decrease
			Exit capitalization rate	6.25%	Decrease
Residential	$73,800	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	5.50%	Decrease
Investments in Non-Consolidated Joint Ventures:
Industrial	$21,262	Discounted cash flow	Discount rate	6.00%	Decrease
			Exit capitalization rate	5.00%	Decrease
Life Science	$17,575	Discounted cash flow	Discount rate	7.50%	Decrease
			Exit capitalization rate	6.75%	Decrease
Residential	$35,023	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	5.50%	Decrease
Investments in Real Estate Loans:
Mixed-Use	$18,000	Yield Method	Credit spread	7.28%	Decrease
			Loan to value ratio	82.98%	Decrease
Office	$14,000	Yield Method	Loan to value ratio	88.79%	Decrease
Residential	$84,377	Yield Method	Credit spread	6.00%	Decrease
			Loan to value ratio	64.75% to 80.78%	Decrease
Retail	$31,000	Yield Method	Credit spread	8.75%	Decrease
			Loan to value ratio	83.87%	Decrease
Preferred Equity:
Residential	$16,886	Yield Method	Credit spread	6.07%	Decrease
			Loan to value ratio	80.94% to 82.22%	Decrease
Senior Lending:
Industrial	$5,728	Yield Method	Loan to value ratio	14.25%	Decrease

*	Real estate investments of $17,098,899 are fair valued at cost as of December 31, 2023 in accordance with procedures approved by the Board of Directors and are not included in the table above.

**

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Private commercial real estate. The Fund’s investments in private commercial real estate (“CRE”) may include whole or partial interests in real properties, mortgage debt, mezzanine debt and preferred equity. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

34	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	35

Notes to consolidated financial statements (cont’d)

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

36	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

As of December 31, 2023, the Fund did not have any open OTC derivative transactions.

(h) Security transactions and investment income. Investment transactions are accounted for on a trade date basis or the date the Fund obtains a right to the investment or to collect the proceeds from sale or incurs an obligation to the price of the investment purchased. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. Origination fees received in connection with CRE investments are deferred and recognized as income over the life of each respective investment. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Future minimum rents expected to be received from tenants under noncancellable leases as of December 31, 2023 are as follows:

2024	$19,020,323
2025	19,163,330
2026	18,403,116
2027	16,530,941
2028	15,439,907
Thereafter	27,084,835
Total	$115,642,452

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains.

Distributions to holders of Series A Cumulative Preferred Stock, if any, are accrued daily and paid semi-annually and are determined as described in Note 7. For tax purposes, the payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	37

Notes to consolidated financial statements (cont’d)

(j) Redemption fees. Common stock shares redeemed prior to 12 months from the date of issue are subject to a 2% redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Due to concentration of ownership in the Fund’s shares, the Fund could be deemed a captive real estate investment trust (“Captive REIT”) in certain states. As a result, the Fund could be subject to income tax in such states on the gains realized from the disposition of real estate investments if the Fund were deemed a Captive REIT at the time of disposition. The Fund was not considered a captive REIT for the taxable year beginning January 1, 2023, and accordingly has not accrued any related deferred tax liability.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no additional provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

38	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager. Clarion Partners, LLC (“Clarion Partners”) is the Fund’s investment subadviser. Clarion Partners is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and FTFA. For its services, the Fund pays FTFA a management fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily net assets. Clarion Partners receives an annual subadvisory fee, payable monthly, from FTFA in an amount equal to 70% of the management fee paid to FTFA, net of expense waivers and reimbursements. No subadvisory fee is paid by the Fund directly to Clarion Partners.

Western Asset Management Company, LLC (“Western Asset”) is the Fund’s securities subadviser. Western Asset, an affiliate of FTFA and Clarion Partners, is a registered investment adviser and has day-to-day responsibility for managing the portion of the Fund’s securities investments allocated to it by Clarion Partners, including publicly traded real estate securities and investments in cash, cash equivalents and other short-term investments to facilitate liquidity for the quarterly repurchases of common stock. FTFA, and not the Fund, pays Western Asset a fee based on the assets of the Fund allocated to Western Asset by Clarion Partners.

FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and Clarion Partners is an indirect, majority-owned subsidiary of Franklin Resources.

FTFA has agreed to waive fees and/or reimburse the expenses (including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to ensure that the total annual fund operating expenses attributable to Class I shares, Class D shares, Class S shares and Class T shares did not exceed 1.75%, 2.00%, 2.60% and 2.60%, respectively, of the average net assets of that class per year. These arrangements cannot be terminated prior to December 31, 2025 without the consent of the Board of Directors of the Fund.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $21,438.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	39

Notes to consolidated financial statements (cont’d)

(“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class I	Class D	Class S	Class T
Expires December 31, 2024	$165,794	$42,458	$25,757	$157,662
Expires December 31, 2025	—	36,709	15,569	9,087
Expires December 31, 2026	—	19,483	1,955	—
Total fee waivers/expense reimbursements subject to recapture	$165,794	$98,650	$43,281	$166,749

For the year ended December 31, 2023, fee waivers and/or expense reimbursements recaptured by FTFA were as follows:

Class T
FTFA recaptured	$95,632

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s principal underwriter and distributor of the common stock pursuant to a distribution agreement with the Fund. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There was a maximum initial sales charge of 3.50% for Class S shares prior to June 23, 2023. Effective June 23, 2023, no sales load is paid with respect to purchases of Class S shares. There is a maximum initial sales charge of 3.00% and a dealer manager fee of 0.50% for Class T shares. Certain participating broker-dealers may offer Class T shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales load and dealer manager fee will not exceed 3.50% of the total purchase price. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, Franklin Distributors did not retain any sales charges.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

As of December 31, 2023, Franklin Resources and its affiliates owned 44% of the Fund.

Franklin Resources and the Fund have entered an indemnification agreement (the “Agreement”) whereby Franklin Resources agrees to be solely responsible for and fully indemnify the Fund against any tax liability or obligation, which may arise at the disposition of any real estate investment, due to the Fund’s Captive REIT status and Franklin Resources’ ownership in the Fund. Such liability would be triggered only in certain states and only to

40	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

the extent the Fund was considered a Captive REIT at the time of sale. The Fund may also be subject to other state income and franchise taxes; these taxes are not covered by, or indemnified against, under the Agreement. The Agreement is applicable to any period in which the Fund is considered a Captive REIT due to Franklin Resources’ ownership in the Fund.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$187,106,421	$3,027,494
Sales	18,404,889	2,343,876

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$608,524,905	$57,448,562	$(16,676,260)	$40,772,302
Futures contracts	—	—	(21,639)	(21,639)

As of December 31, 2023, the Fund has made commitments totaling $59,272,517, of which $52,937,591 was unfunded at December 31, 2023, including one fully unfunded commitment of $31,488,600.

4. Investments in non-consolidated joint ventures

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated joint ventures as of December 31, 2023. The Fund states its ownership interests in non-consolidated joint ventures at fair value.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	41

Notes to consolidated financial statements (cont’d)

Based on the requirements under Regulation S-X Rules 3-09 and 4-08(g), separate financial statements for Mosaic at Largo Station are included in the Fund’s annual report filing on Form N-CSR.

	456 Sullivan Avenue, South Windsor, CT	Fusion Life Science HQ, Carlsbad, CA	Mosaic at Largo Station, Largo, MD	Total

Balance sheets (As of December 31, 2023):
Assets:
Real estate (total cost - $175,017,016)	$52,200,000	$55,400,000	$74,600,000	$182,200,000
Cash	907,226	65,868	883,638	1,856,732
Derivatives	168,619	—	809,676	978,295
Other current assets	233,092	406,669	858,061	1,497,822
Total assets	53,508,937	55,872,537	77,151,375	186,532,849
Liabilities and equity:
Mortgage notes payable, net	30,912,775	34,538,546	38,123,838	103,575,159
Accrued expenses and accounts payable	202,775	301,656	284,991	789,422
Tenant security deposits	—	309,238	101,690	410,928
Other liabilities	12,424	46,421	24,448	83,293
Total liabilities	31,127,974	35,195,861	38,534,967	104,858,802
Equity	22,380,963	20,676,676	38,616,408	81,674,047
Total liabilities and equity	$53,508,937	$55,872,537	$77,151,375	$186,532,849

Income statements (For the year ended December 31, 2023):
Revenue	$3,547,835	$4,666,022	$5,246,354	$13,460,211
Expenses	2,478,752	2,095,427	3,751,075	8,325,254
Unrealized loss - real estate	(3,306,603)	(1,730,046)	(6,951,147)	(11,987,796)
Unrealized loss - derivatives	(660,038)	—	(1,382,523)	(2,042,561)
Net income (loss)	$(2,897,558)	$840,549	$(6,838,391)	$(8,895,400)

5. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2023.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$21,639

42	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$32,916

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(23,723)

During the year ended December 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$860,832

6. Loan

The Fund has a revolving credit agreement with Bank of America, N.A. (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $125,000,000, with increases in commitments up to $150,000,000 with subsequent credit approval, all subject to availability under the borrowing base and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement was November 30, 2023. The extended maturity date is November 30, 2024. Financing costs incurred by the Fund in connection with the Credit Agreement were $1,716,228. These financing costs are recorded as a deferred charge and amortized through the maturity date of the Credit Agreement. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.20% if the aggregate outstanding balance of the loan is equal to or greater than 50% of the current commitment. The interest on the loan is calculated at a variable rate based on the Bloomberg Short-Term Bank Yield Index (BSBY) rate, plus any applicable margin. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	43

Notes to consolidated financial statements (cont’d)

transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. Pursuant to the Credit Agreement, the Fund is required to pledge and grant to Bank of America, N.A. a lien on and security interests on and to unencumbered properties, subject to certain conditions. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At December 31, 2023, the Fund had $7,000,000 of borrowings outstanding per this Credit Agreement. Interest expense related to this loan for the year ended December 31, 2023 was $1,241,008. For the year ended December 31, 2023, the Fund incurred commitment fees of $270,310. For the year ended December 31, 2023, based on the number of days during the reporting period that the Fund had a loan balance outstanding per the Credit Agreement, the average daily loan balance was $25,671,648 and the weighted average interest rate was 6.67%.

7. Series A cumulative preferred stock

On January 7, 2020, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Preferred Stock”), with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the Fund.

On December 21, 2022, the Fund redeemed 125 shares of Preferred Stock at the Liquidation Preference value of $125,000 plus any accrued but unpaid dividends.

8. Distributions to common shareholders subsequent to December 31, 2023

The following distributions to common shareholders have been declared by the Fund and are payable subsequent to the period end of this report:

Record Date	Payable Date	Class I Amount	Class D Amount	Class S Amount	Class T Amount
1/30/2024	1/31/2024	$0.067000	$0.062606	$0.057057	$0.056402

9. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Distribution and Service Plan and under that plan the Fund pays service and/or distribution fees with respect to its Class D, Class S and Class T shares calculated at the annual rate of 0.25%, 0.85% and 0.85% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

44	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$515,524
Class D	$52,636	71,375
Class S	18,291	6,489
Class T	879,920	155,741
Total	$950,847	$749,129

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	—
Class D	$19,483
Class S	1,955
Class T	—
Total	$21,438

10. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class I	$9,197,875	$6,052,429
Class D	381,245	321,579
Class S	45,709	1,175
Class T	1,762,058	1,246,559
Total	$11,386,887	$7,621,742

Net Realized Gains:
Class I	$108,575	$77,314
Class D	4,500	4,108
Class S	540	15
Class T	20,800	15,924
Total	$134,415	$97,361

Return of Capital:
Class I	$20,288,954	$8,322,966
Class D	840,961	442,217
Class S	100,827	1,615
Class T	3,886,802	1,714,201
Total	$25,117,544	$10,480,999

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	45

Notes to consolidated financial statements (cont’d)

11. Capital shares

At December 31, 2023, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2023				Year Ended December 31, 2022
	Shares		Amount		Shares	Amount
Class I
Shares issued	11,993,308	†	$146,156,888	†	20,638,949	$259,563,625
Shares issued on reinvestment	537,774		6,487,200		107,105	1,347,075
Shares repurchased through tender offer	(2,665,590)		(32,274,008)		(103,267)	(1,310,114)
Redemption fees	—		1,306		—	19,700
Net increase	9,865,492		$120,371,386		20,642,787	$259,620,286

Class D
Shares issued	632,728		$7,776,468		1,547,903	$19,379,631
Shares issued on reinvestment	68,490		829,477		37,072	464,959
Shares repurchased through tender offer	(37,731)		(463,466)		(11,700)	(148,044)
Redemption fees	—		46		—	1,040
Shares exchanged	(1,116,897)		(13,769,020)		—	—
Net increase (decrease)	(453,410)		$(5,626,495)		1,573,275	$19,697,586

Class S
Shares issued	701,700		$8,427,399		—	—
Shares issued on reinvestment	11,182		133,127		—	—
Shares repurchased through tender offer	—		—		—	—
Redemption fees	—		0	*	—	$3
Net increase	712,882		$8,560,526		—	$3

Class T
Shares issued	1,988,949		$24,276,591		4,625,270	$57,757,237
Shares issued on reinvestment	267,571		3,229,488		133,296	1,669,062
Shares repurchased through tender offer	(110,897)		(1,342,097)		(43,297)	(540,246)
Redemption fees	—		299		—	4,349
Shares exchanged	(697,881)		(8,433,829)		—	—
Net increase	1,447,742		$17,730,452		4,715,269	$58,890,402

†	Amounts shown include exchanges of 1,811,824 shares and $22,202,849.
*	Amount represents less than $1.

12. Tender offer

On the announcement dates below, including those subsequent to the end of the reporting period, the Fund’s Board of Directors approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. The tender offers were

46	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

conducted at a price equal to the Fund’s NAV per share of common stock as of the close of the trading session on the New York Stock Exchange on the day each tender offer expired. Shares that were tendered but not accepted for payment, if applicable, and shares that were not tendered, remained outstanding.

Announcement Date	Commencement Date	Expiration Date		Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
2/16/2024	3/14/2024	4/15/2024	*	N/A	N/A	N/A	N/A
				Class I	588,216	588,216	$11.86
11/9/2023	12/11/2023	1/11/2024		Class D	40,525	40,525	$11.85
				Class T	79,402	79,402	$11.84
				Class I	1,421,978	1,421,978	$11.97
7/28/2023	9/13/2023	10/12/2023		Class D	929	929	$11.95
				Class T	51,129	51,129	$11.94
				Class I	493,498	493,498	$12.15
5/11/2023	6/13/2023	7/14/2023		Class D	14,501	14,501	$12.14
				Class T	26,273	26,273	$12.13
				Class I	649,815	649,815	$12.33
2/10/2023	3/15/2023	4/14/2023		Class D	2,344	2,344	$12.31
				Class T	23,061	23,061	$12.30
				Class I	100,299	100,299	$12.41
11/10/2022	12/12/2022	1/12/2023		Class D	19,957	19,957	$12.40
				Class T	10,434	10,434	$12.39
				Class I	79,756	79,756	$12.73
7/29/2022	9/14/2022	10/13/2022		Class D	8,671	8,671	$12.71
				Class T	18,306	18,306	$12.70
				Class I	15,223	15,223	$12.67
5/12/2022	6/14/2022	7/14/2022		Class D	1,693	1,693	$12.66
				Class T	4,916	4,916	$12.65
				Class I	8,288	8,288	$12.30
2/11/2022	3/16/2022	4/14/2022		Class D	1,336	1,336	$12.28
				Class T	14,142	14,142	$12.28
11/11/2021	12/13/2021	1/13/2022		Class T	5,933	5,933	$12.09

*	Date shown represents expected expiration date. Shares tendered, if any, will be determined upon expiration.

13. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the year ended December 31, 2023. The

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	47

Notes to consolidated financial statements (cont’d)

following transactions were effected in such companies for the year ended December 31, 2023.

	Affiliate Value at
	December 31,	Purchased	Sold
	2022	Cost	Proceeds
456 Sullivan Avenue, South Windsor, CT	$24,642,501	$390,754	—
Fusion Life Science HQ, Carlsbad, CA	18,627,433	423,280	—
Mosaic at Largo Station, Largo, MD	40,149,442	416,250	—
	$83,419,376	$1,230,284	—

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
456 Sullivan Avenue, South Windsor, CT	—	$1,018,662	$(3,771,342)	$21,261,913
Fusion Life Science HQ, Carlsbad, CA	—	2,190,005	(1,475,538)	17,575,175
Mosaic at Largo Station, Largo, MD	—	1,359,047	(5,543,084)	35,022,608
	—	$4,567,714	$(10,789,964)	$73,859,696

14. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income:
Common shareholders	$11,386,887	$7,621,742
Series A Cumulative Preferred Stockholders	—	14,443
Total ordinary income distribution	$11,386,887	$7,636,185
Long-term capital gains:
Common shareholders	$134,415	$97,361
Series A Cumulative Preferred Stockholders	—	184
Total long-term capital gain distributions	$134,415	$97,545
Return of capital:
Common shareholders	$25,117,544	$10,480,999
Total distributions paid	$36,638,846	$18,214,729

48	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Other book/tax temporary differences(a)	$(9,807,224)
Unrealized appreciation (depreciation)(b)	40,750,663
Total distributable earnings (loss) — net	$30,943,439

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses on the Fund’s real estate investments.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax depreciation on real estate investments and book/tax difference in the treatment of partnership investments.

15. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report	49

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Clarion Partners Real Estate Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Clarion Partners Real Estate Income Fund Inc. and its subsidiaries (the “Fund”) as of December 31, 2023, and the related consolidated statements of operations and cash flows for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the four years in the period ended December 31, 2023 and for the period September 27, 2019 (inception date) through December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year ended December 31, 2023, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period September 27, 2019 (inception date) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management and the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, broker and other auditing procedures for real estate held as of December 31, 2023. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 28, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

50	Clarion Partners Real Estate Income Fund Inc. 2023 Annual Report

Funds from operations, adjusted funds from operations and funds available for distribution (unaudited)

The Fund believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with accounting principles generally accepted in the U.S. (“GAAP”)), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.

The Fund also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for the Fund’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of (i) amortization of premium (accretion of discount) on real estate securities, (ii) amortization of deferred origination fees and (iii) amortization of deferred loan financing costs.

Furthermore, the Fund believes that funds available for distribution (“FAD”) is an additional meaningful non-GAAP supplemental disclosure that provides useful information for considering Fund operating results and certain other items relative to the amount of Fund distributions by removing the impact of certain non-cash items from Fund operating results. FAD is calculated as AFFO excluding (i) recurring tenant improvements, leasing commissions and other capital expenditures and adjusted for (ii) undistributed/(overdistributed) income attributable to non-consolidated joint ventures. FAD is not indicative of cash available to fund the Fund’s cash needs and does not represent cash flows from operating activities in accordance with GAAP, as it excludes adjustments for working capital items.

FFO, AFFO and FAD should not be considered more relevant or accurate than the GAAP methodology in evaluating the Fund’s operating performance. In addition, FFO, AFFO and FAD should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO, AFFO and FAD are not intended to be used as liquidity measures indicative of cash flow available to fund the Fund’s cash needs, including its ability to make distributions to stockholders.

Clarion Partners Real Estate Income Fund Inc.	51

Funds from operations, adjusted funds from operations and funds available for distribution (unaudited) (cont’d)

For the period of January 1, 2023 to December 31, 2023:

Net increase in net assets applicable to common shareholders resulting from operations	$8,875,890

Adjustments to arrive at FFO:
Net realized gain on investments	(118,783)
Change in net unrealized appreciation (depreciation) of investments	17,980,934
FFO attributable to common shareholders	26,738,041

Adjustments to arrive at AFFO:
Amortization of premium (accretion of discount) on real estate securities	(569,453)
Amortization of deferred origination fees	(404,605)
Amortization of deferred loan financing costs	838,947
Amount attributable to non-consolidated joint ventures for above adjustments	253,843
AFFO attributable to common shareholders	26,856,773

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures	(478,685)
Undistributed/(overdistributed) income attributable to non-consolidated joint ventures	16,053
Amount attributable to non-consolidated joint ventures for above adjustments	(334,563)
FAD attributable to common shareholders	$26,059,578

Distributions to common shareholders	$(36,638,846)

52	Clarion Partners Real Estate Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Clarion Partners Real Estate Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

Clarion Partners Real Estate Income Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

54	Clarion Partners Real Estate Income Fund Inc.

Independent Directors† (cont’d)

Eileen A. Kamerick

Year of birth	1958

Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees

Term of office[1] and length of time served	Since 2019

Principal occupation(s) during the past five years	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex overseen by Director (including the Fund)	18

Other board memberships held by Director during the past five years	Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); Director of Associated Banc-Corp (financial services company) (since 2007); formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); formerly Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

Nisha Kumar

Year of birth	1970

Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee

Term of office[1] and length of time served	Since 2019

Principal occupation(s) during the past five years	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009); Member of the Council of Foreign Relations

Number of portfolios in fund complex overseen by Director (including the Fund)	18

Other board memberships held by Director during the past five years	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Clarion Partners Real Estate Income Fund Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer

Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of portfolios in fund complex overseen by Director (including the Fund)	123
Other board memberships held by Director during the past five years	None

Additional Officers

Fred Jensen Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2023
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

56	Clarion Partners Real Estate Income Fund Inc.

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Clarion Partners Real Estate Income Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[1]

Each member of the Board of Directors shall hold office until his or her removal, resignation or successor is duly elected and qualifies. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.

58	Clarion Partners Real Estate Income Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund has included the Certifications of the Fund’s Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Clarion Partners Real Estate Income Fund Inc.	59

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Franklin Resources Inc.

Compliance Department

280 Park Ave, 8th Floor

New York, NY 10017

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

60	Clarion Partners Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the NAV determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting DST Asset Manager Solutions, Inc. (“the Plan Agent”). An election to receive cash may be revoked or reinstated at the option of the stockholder. If you do not participate, you will receive all distributions in cash. All distributions will be wired to your account. The Fund will not pay distributions via check.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT.

Clarion Partners Real Estate Income Fund Inc.	61

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§857(b)(3)(B)	$134,415
Qualified Business Income Dividends Earned	§199A	$11,386,887

62	Clarion Partners Real Estate Income Fund Inc.

Clarion Partners

Real Estate Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Marc A. De Oliveira*

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadvisers

Clarion Partners, LLC

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

*	Effective September 7, 2023, Mr. De Oliveira became Secretary and Chief Legal Officer.
**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE ANNUAL REPORT

Clarion Partners Real Estate Income Fund Inc.

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Clarion Partners Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

CLAR572661 2/24 SR24-4837

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S

Mosaic at Largo JV LLC
December 31, 2023 and 2022
With Independent Auditors’ Report Thereon

Mosaic at Largo JV LLC

Consolidated Financial Statements

December 31, 2023 and 2022

Independent Auditors’ Report

To the Members of

Mosaic at Largo JV LLC

Opinion

We have audited the consolidated financial statements of Mosaic at Largo JV LLC (the Company), which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of operations, changes in members’ equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Baker Tilly US, LLP, trading as Baker Tilly, is a member of the global network of Baker Tilly International Ltd., the members of which are separate and independent legal entities. © 2020-2022 Baker Tilly US, LLP

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings and certain internal control-related matters that we identified during the audit.

Plano, Texas

February 15, 2024

Mosaic at Largo JV LLC

Consolidated Balance Sheets

December 31, 2023 and 2022

	2023	2022
Assets

Real estate investments, net	$60,689,916	$61,482,420
Cash and cash equivalents	514,450	844,580
Restricted cash	369,189	239,485
Rents and other receivables	349,099	603,775
Prepaid expenses and other assets	489,647	430,273
Derivative instrument	809,676	2,192,198

Total assets	$63,221,977	$65,792,731

Liabilities and Members’ Equity
Liabilities:
Mortgage note payable, net	$38,123,838	$38,048,896
Accounts payable and accrued expenses	261,605	141,892
Security deposits payable	101,690	120,276
Accrued capital expenditures	15,449	82,948
Prepaid rent	13,071	42,259

Total liabilities	$38,515,653	38,436,271

Members’ Equity	24,706,324	27,356,460

Total liabilities and members’ equity	$63,221,977	$65,792,731

See accompanying notes.

Mosaic at Largo JV LLC

Consolidated Statements of Operations

For years ended December 31, 2023 and 2022

	2023	2022
Revenues:
Net rental revenue	$5,246,352	$5,378,174

Operating Expenses:
Property operating expenses	1,539,655	1,523,832
Real estate taxes and insurance expenses	901,556	780,744
General and administrative expenses	66,897	103,394
Depreciation expense	1,743,651	1,708,975

Total operating expenses	4,251,759	4,116,945

Other Income (Expenses):
Interest expense	(1,242,967)	(1,182,761)
Unrealized (loss) gain on derivative instrument	(1,382,522)	1,763,616

Total other income (expenses)	(2,625,489)	580,855

Net (loss) income	$(1,630,896)	$1,842,084

See accompanying notes.

Mosaic at Largo JV LLC

Consolidated Statements of Changes in Members’ Equity

For the years ended December 31, 2023 and 2022

	CPREIF Mosaic at Largo, LLC	BLX GP Largo Station, LLC	Total
Balance at December 31, 2021	$23,330,283	$1,891,861	$25,222,144
Contributions	1,930,000	158,000	2,088,000
Distributions	(1,660,936)	(134,832)	(1,795,768)
Net income	1,703,928	138,156	1,842,084
Balance at December 31, 2022	25,303,275	2,053,185	27,356,460
Contributions	416,250	33,750	450,000
Distributions	(1,359,047)	(110,193)	(1,469,240)
Net loss	(1,508,579)	(122,317)	(1,630,896)
Balance at December 31, 2023	$22,851,899	$1,854,425	$24,706,324

See accompanying notes.

Mosaic at Largo JV LLC

Consolidated Statements of Cash Flows

For the years ended December 31, 2023 and 2022

	2023	2022
Operating activities
Net (loss) income	$(1,630,896)	$1,842,084
Adjustments to net (loss) income to net cash provided by operating activities:
Depreciation expense	1,743,651	1,708,975
Amortization of deferred financing costs	74,942	74,942
Unrealized loss (gain) on derivative instrument	1,382,522	(1,763,616)
Changes in operating assets and liabilities
Rents and other receivables	254,676	(132,422)
Prepaid expenses and other assets	(59,374)	(66,582)
Accounts payable and accrued expenses	119,713	(320,139)
Security deposits payable	(18,586)	(5,563)
Prepaid rent	(29,188)	30,845

Net cash provided by operating activities	1,837,460	1,368,524

Investing activities
Capital improvements	(1,018,646)	(1,543,507)

Net cash used in investing activities	(1,018,646)	(1,543,507)

Financing activities
Contributions	450,000	2,088,000
Distributions	(1,469,240)	(1,795,768)

Net cash (used in) provided by financing activities	(1,019,240)	292,232

Net change in cash, cash equivalents, and restricted cash	(200,426)	117,249
Cash, cash equivalents, and restricted cash at beginning of year	1,084,065	966,816

Cash, cash equivalents, and restricted cash at end of year	$883,639	$1,084,065

Supplemental disclosure of cash flow information
Cash paid for interest	$(1,168,004)	$(1,090,167)

Accrued capital expenditures	$15,449	$82,948

See accompanying notes.

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

1. Business and Organization

Mosaic at Largo JV LLC (the Entity), a Delaware limited liability company, was formed on March 3, 2021 for purposes of acquiring and operating a multi-family property located in Largo, Maryland known as Mosaic at Largo Station (the Property). The Property was acquired on May 26, 2021 for a purchase price of $64.2 million plus transaction costs.

The members of the Entity are CPREIF Mosaic at Largo LLC (CPREIF), which holds a 92.5% ownership share in the Entity, and BLX GP Largo Station, LLC (BLX), which holds a 7.5% share in the Entity. Additionally, BLX serves as the managing member of the Entity. Clarion Partners, LLC (Advisor or Clarion) is responsible for the asset management of the property.

The Entity’s rental operations and financial performance are subject to certain business risks and uncertainties that include changes in economic conditions, rapid changes in the real estate market and competition for residential real estate in the local marketplace, among others.

2. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared on an accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of the Entity and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Entity to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

Real Estate Investments

Real estate investments include land, building and building improvements, furniture, fixtures and equipment, and construction in process which are recorded at the cost of acquisition or construction.

Depreciation is computed using the straight-line method over the useful lives of the related assets, as follows:

Building and improvements	15 - 40 years

Furniture, fixtures and equipment	5 years

Maintenance and repair expenses are charged to operations as incurred. Significant renovations and improvements, which improve and/or extend the useful life of the asset, are capitalized.

Impairment of Long-Lived Assets

The Entity reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses recognized.

Income Taxes

No provision or benefit for state or federal income taxes has been provided since taxable income or loss passes through to and is reportable by the members on their income tax returns. While Mosaic at Largo JV LLC is not taxed for federal or state income tax purposes, its policy is to evaluate and review its tax positions on an ongoing basis to ensure compliance with the applicable provisions of the Internal Revenue Code.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand deposits and short-term investments with maturities of three months or less when purchased.

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts shown in the consolidated statements of cash flows as of December 31, 2023 and 2022:

	2023	2022

Cash and cash equivalents	$514,450	$844,580

Restricted cash	369,189	239,485

Total cash and cash equivalents and restricted cash	$883,639	$1,084,065

Restricted Cash

In accordance with the terms of the mortgage note payable (Note 5), the Entity is required to make monthly payments into a replacement reserve account. At December 31, 2023 and 2022, the replacement reserve balance was $267,499 and $115,593, respectively, and is included within restricted cash on the consolidated balance sheets.

The Entity collects and holds security deposits received from tenants. At December 31, 2023 and 2022, security deposits held by the Entity totaled $101,690 and $123,892, respectively, and are included within restricted cash on the consolidated balance sheets.

Concentration of Credit Risk

Financial instruments that potentially subject the Entity to concentrations of credit risk consist primarily of cash and cash equivalents in excess of amounts insured by the Federal Deposit Insurance Corporation (FDIC). The Entity places their cash and cash equivalents with high quality financial institutions.

Rents and Other Receivables

Rents receivable represent amounts owed from tenants as of the balance sheet date. The Entity evaluates the collectability of its accounts receivable based on the Entity’s historical experience, the existing economic conditions, and the financial stability of its tenants. Amounts deemed to be uncollectable are written off in accordance with the applicable guidance. During the years ended December 31, 2023 and 2022, write offs of rents receivable were $669,835 and $300,936, respectively, and are reflected as a reduction to rental revenue within the consolidated statements of operations.

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

Deferred Financing Costs

Costs associated with obtaining the Entity’s mortgage note payable have been capitalized and are being amortized to interest expense over the term of the related debt using the straight-line method, which approximates the effective interest method. Such amounts are included as a reduction to the mortgage note payable balance. The Entity capitalized its deferred financing costs incurred upon acquisition of the mortgage note in the amount of $469,762. Amortization of the deferred financing costs for the years ended December 31, 2023 and 2022 was $74,942 and included in interest expense in the accompanying consolidated statements of operations. Unamortized deferred financing costs at December 31, 2023 and 2022 were $276,162 and $351,104, respectively.

Revenue Recognition

The Entity’s operations consist primarily of leases with residential tenants which are classified as operating leases. Residential leases generally have terms of 12 months or less. The Entity’s leases, in addition to minimum rents, usually provide for variable cost recoveries of the tenants’ share of utilities and other consumption base.

For the years ended December 31, 2023 and 2022, the Entity has accounted for its lease arrangements under ASC 842. The Entity recognizes, measures, presents and discloses its revenue from its lease arrangements based on the predominant component, which is determined to be the lease component under ASC 842.

Other revenue for items such as fees for damages, application fees and administrative fees, among other items, which are recognized in revenue at a point in time, as such fees are incurred.

For lease agreements that provide for rent concessions and/or scheduled rent increases, rental income is recognized on a straight-line basis over the noncancellable term of the lease, which is generally for periods of one year or less. Rental payments and other supplemental income payments received in advance are deferred and recognized in the period in which services are provided. The majority of the Entity’s revenue is derived from residential rental and related income.

The Entity’s accounting for real estate leases does not require significant assumptions and judgments.

The Entity does not have any material leasing transactions with related parties.

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

Lease income for the years ended December 31, 2023 and 2022 consists of the following:

	2023	2022
Fixed lease income	$5,123,166	$5,221,714
Variable lease income	123,186	156,460

Total	$5,246,352	$5,378,174

Reclassifications

Certain reclassifications have been made to prior year amounts to conform with current year presentations. The reclassifications had no effect on the prior year’s net loss or Members’ equity previously presented.

3. Real Estate Investments

Real estate investments, net, consist of the following at December 31, 2023 and 2022:

	2023	2022
Land	$7,260,000	$7,260,000

Building and improvements	53,219,064	53,011,296

Furniture, fixtures and equipment	2,173,907	1,914,138

Construction in process	2,495,880	2,012,270

	65,148,851	64,197,704

Less accumulated depreciation	(4,458,935)	(2,715,284)

Real estate investments, net	$60,689,916	$61,482,420

Depreciation expense for the years ended December 31, 2023 and 2022 was $1,743,651 and $1,708,975, respectively.

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

4. Fair Value Measurements

ASC 820-10, Fair Value Measurements and Disclosures, (ASC 820-10) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820-10 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

The statement establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Entity. Unobservable inputs reflect the Entity’s assumptions about the inputs that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is measured in three levels based on the reliability of inputs:

Level 1: Valuations based on quoted prices for identical instruments in active markets. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

Level 2: Valuations based on quoted prices for either similar instruments in active markets, identical or similar instruments in markets that are not active or model-derived valuations whose inputs or significant value drivers are observable.

Level 3: Valuations based on inputs that are unobservable.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The Entity’s derivative instrument was valued at December 31, 2023 and 2022 using Level 2 inputs.

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

5. Mortgage Note Payable

On May 26, 2021, the Entity entered into a mortgage note payable with Prudential Multifamily Mortgage, LLC with a principal amount of $38,400,000, maturing June 1, 2031, and bearing an interest rate of 30-day average SOFR plus 2.50%. The mortgage was collateralized by the Property and monthly interest-only payments were required beginning July 1, 2021 through maturity. The outstanding balance of the mortgage note payable as of December 31, 2023 and December 31, 2022 is $38,400,000.

The interest expense related to the mortgage note payable was $1,168,025 and $1,107,819 for the years ended December 31, 2023 and 2022, respectively, and is included in interest expense on the consolidated statements of operations. The interest expense for the years ended December 31, 2023 and 2022 was capped under the terms of the derivative instrument in effect, as disclosed in Note 6.

6. Derivative Instrument

In connection with entering into the mortgage note payable, the Entity entered into an interest rate cap agreement with Prudential Multifamily Mortgage, LLC with a notional amount of $38.4 million. The derivative instrument caps the SOFR component of the Entity’s mortgage note payable at 50 basis points and matures on June 1, 2024. The Entity expects to enter into a new three-year interest rate cap agreement effective with the expiration of the existing cap. The Entity does not apply hedge accounting under Accounting Standards Codification (ASC) Topic 815, Derivatives and Hedging. The Entity does not hold the interest rate cap for trading purposes. The Entity recognizes the interest rate cap as an asset on the consolidated balance sheet and measures the instrument at fair value.

The following is a summary of the interest rate cap as of December 31, 2023 and for the year then ended.

Derivative	Classification	Balance Sheet Location	Fair Value

Interest rate cap	Asset	Derivative instrument	$ 809,676

Amount of Unrealized Loss on Derivatives Recognized in Income for the year ended December 31, 2023

Interest rate cap			$ 1,382,522

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2023 and 2022

The following is a summary of the interest rate cap as of December 31, 2022 and for the year then ended.

Derivative	Classification	Balance Sheet Location	Fair Value

Interest rate cap	Asset	Derivative instrument	$ 2,192,198

Amount of Unrealized Gain on Derivatives Recognized in Income for the period ended December 31, 2022

Interest rate cap			$ 1,763,616

7. Commitments and Contingencies

The Entity may be subject to a variety of claims or legal actions arising in the ordinary course of business. The Entity does not believe there is any litigation pending or threatened against it that, individually or in the aggregate, may reasonably be expected to have a material adverse effect on the Entity.

8. Related Party Transactions

BLX oversees the third-party property manager pursuant to the limited liability company agreement. The affiliate is entitled to a monthly management fee equal to the lesser of 0.5% of the amount of annual gross receipts or 2.75% of the amount of annual gross receipts, less the amount of the annual property management fee payable to the property manager, as defined in the management agreement. Total fees incurred and owed to BLX were $29,840 and $2,397, respectively, for the year ended December 31, 2023 and $25,567 and $0, respectively, for the year ended December 31, 2022.

10. Subsequent Events

Subsequent events have been evaluated by the Entity through February 15, 2024, the date the consolidated financial statements were available to be issued, and no subsequent events have occurred that would require recognition or additional disclosure.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial experts”.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $258,800 in December 31, 2022 and $258,800 in December 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $119,000 in December 31, 2022 and $122,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Clarion Partners Real Estate Fund Inc. were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Clarion Partners Real Estate Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered Clarion Partners Real Estate Fund Inc., FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Clarion Partners Real Estate Fund Inc. during the reporting period were $1,394,359 in December 31, 2022 and $1,347,955 in December 31, 2023.

(h) Yes. Clarion Partners Real Estate Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Clarion Partners Real Estate Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

CLARION PARTNERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

With the exception of certain investment strategies and products, Clarion does not typically acquire securities that require it to vote proxies on behalf of its clients. In the event that such securities are acquired or managed, the following procedure is designed to ensure that proxy matters are handled in the best interest of clients and as required by applicable law and pursuant to investment management agreements. Specific business divisions of Clarion may maintain tailored proxy voting sub procedures separate from, though complementary to, the below. Clarion will be responsible for proxy voting strictly for those clients whose investment management agreements explicitly so indicate.

Once proxy voting forms are received by a Clarion portfolio manager, they will be handled in the following manner:

1.	Proxies will be reviewed by the portfolio manager to determine the accounts impacted.

2.

The portfolio manager shall vote all proxies in accordance with product-specific proxy voting guidelines and keep a log of all such votes. The portfolio manager is not responsible for voting proxies not received; clients are advised to facilitate receipt of upcoming relevant proxy votes with their custodians.

3.

If the proxy presents a potential conflict of interest (or the appearance of such a conflict), the portfolio manager will advise the Legal and Compliance Department and the appropriate Investment Committee(s) of the upcoming vote, the reason for the potential conflict of interest, and his or her related recommendation. The Legal and Compliance Department will advise the appropriate Investment Committee(s), who will make the final determination regarding the vote. The portfolio manager will then vote the affected proxy in accordance with that determination.

4.	The Legal and Compliance Department shall review proxy voting records on a periodic basis to ensure compliance and adjust these procedures as necessary.

A copy of this proxy voting policy shall be made available to clients upon request. Clients may also request a copy of the proxy voting record for their records.

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

Copies of proxy statements received with respect to securities in client accounts.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

•	Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Richard Schaupp Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Partner of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Janet Souk Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2022	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Senior Vice President of Clarion Partners; has been employed since 2019 with Clarion Partners; prior to Clarion Partners, she was Project/Asset Manager with Greenoak/Mosser from 2017 to 2019 and was Project Manager at Synapse Development Group from 2014-2017.

Brian Watkins Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2022	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Partner of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Janis Mandarino Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Senior Vice President of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Brent Jenkins Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2023	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director of Clarion Partners; joined Clarion Partners in 2023; prior to Clarion Partners, he was Senior Vice President, Portfolio Management with PIMCO from 2014 to 2023.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Greg E. Handler Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; research analyst/portfolio manager at Western Asset since 2002.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2023.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Richard Schaupp	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	9	$1.40 billion	9	$1.40 billion
	Other Accounts	1	$58 million	1	$58 million
Janet Souk	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	6	$1.30 billion	6	$1.30 billion
	Other Accounts	None	None	None	None
Brian Watkins	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Janis Mandarino	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	1	$423 million	None	None

Brent Jenkins	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

S. Kenneth Leech‡	Other Registered Investment Companies	93	$129.27 billion	None	None
	Other Pooled Vehicles	295	$69.79 billion	23	$2.65 billion
	Other Accounts	592	$189.61 billion	21	$12.77 billion

Greg E. Handler‡	Other Registered Investment Companies	4	$3.18 billion	None	None
	Other Pooled Vehicles	13	$3.75 billion	2	$165 million
	Other Accounts	8	$2.96 billion	2	$840 million

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of December 31, 2023:

Investment Professional Compensation

Clarion Partners

Under the guidance of the Clarion Partners’ compensation committee, Clarion Partners offers a compensation package to both investment and non-investment professionals. Factors used to determine compensation include individual and team performance as well as overall Clarion Partners profitability. Individual performance is evaluated during Clarion Partners’ annual performance appraisal process and utilizes a quantitative and qualitative approach to measuring performance. Each employee meets with their supervisor during the annual performance appraisal to discuss the prior year’s performance, set future short and long-term goals, and ensure ongoing professional development.

Investment professionals are measured on their financial contribution to Clarion Partners through a number of factors, including: individual impact on investment performance; performance relative to specific industry indices; performance relative to select peer groups and other factors. The results are incorporated in developing competitive total remuneration package for all positions. Key elements of the compensation program include: short-term components, including base salary and bonus; long-term components subject to vesting, including retirement benefits, Clarion Partners equity ownership, and participation in Clarion Partners and investment product promotes. Compensation is quantitatively and qualitatively linked to both individual and portfolio performance, aligning the interests of each senior professional with those of its clients.

Western Asset

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2023.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Richard Schaupp	F
Janet Souk	A
Brian Watkins	A
Janis Mandarino	D
Brent Jenkins	E
S. Kenneth Leech	A
Greg E. Handler	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit  99.906CERT

(c) Consent of Independent Registered Public Accounting Firm

Ex99_CONSENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Clarion Partners Real Estate Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 29, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 29, 2024